UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2013 (January 9, 2013)

Express Scripts Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-35490	45-2884094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 9, 2013, Express Scripts Holding Company issued a press release announcing that its previously announced exchange offer for (i) $900,000,000 of its 2.750% Senior Notes due 2014, (ii) $1,000,000,000 of its 2.100% Senior Notes due 2015, (iii) $1,250,000,000 of its 3.500% Senior Notes due 2016, (iv) $1,500,000,000 of its 2.650% Senior Notes due 2017, (v) $1,250,000,000 of its 4.750% Senior Notes due 2021, (vi) $1,000,000,000 of its 3.900% Senior Notes due 2022, and (vii) $700,000,000 of its 6.125% Senior Notes due 2041 has been extended to January 11, 2013 at 5:00 p.m., New York City time, unless further extended.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 9, 2013, announcing an extension of the exchange offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts Holding Company (Registrant)

By:	/s/ Martin Akins
Name:	Martin Akins
Title:	Vice President and Deputy General Counsel

Dated: January 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 9, 2013, announcing an extension of the exchange offer.